14. Shareholders' Equity	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Shareholders' Equity

Shareholders’ equity was $134.1 million, or 11.59% of total assets, at December 31, 2019, compared to $123.6 million, or 11.31% of total assets, at December 31, 2018. The increase in shareholders’ equity is primarily due to an increase in retained earnings due to net income.

Annualized return on average equity for the year ended December 31, 2019 was 10.45% compared to 10.81% for the year ended December 31, 2018. Total cash dividends paid on common stock were $3.9 million and $3.1 million for the years ended December 31, 2019 and 2018, respectively.

The Board of Directors, at its discretion, can issue shares of preferred stock up to a maximum of 5,000,000 shares. The Board is authorized to determine the number of shares, voting powers, designations, preferences, limitations and relative rights. The Board of Directors does not currently anticipate issuing shares of preferred stock.

In 2019, the Company’s Board of Directors authorized a stock repurchase program, whereby up to $5 million will be allocated to repurchase the Company’s common stock. Any purchases under the Company’s stock repurchase program may be made periodically as permitted by securities laws and other legal requirements in the open market or in privately-negotiated transactions. The timing and amount of any repurchase of shares will be determined by the Company’s management, based on its evaluation of market conditions and other factors. The stock repurchase program may be suspended at any time or from time-to-time without prior notice. The Company has repurchased approximately $2.5 million, or 90,354 shares of its common stock, under this stock repurchase program as of December 31, 2019.